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Prospectus

September 17, 2003

Merrill Lynch Small Cap Growth Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

PAGE

KEY FACTS
Merrill Lynch Small Cap Growth Fund at a Glance	3

Risk/Return Bar Chart	5

Fees and Expenses	7

DETAILS ABOUT THE FUND
How the Fund Invests	9

Investment Risks	11

YOUR ACCOUNT
Merrill Lynch Select PricingSM System	16

How to Buy, Sell, Transfer and Exchange Shares	22

Participation in Fee-Based Programs	26

MANAGEMENT OF THE FUND
Fund Asset Management	29

Master/Feeder Structure	30

Financial Highlights	31

FOR MORE INFORMATION
Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover

MERRILL LYNCH SMALL CAP GROWTH FUND

Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Small Cap Companies — Small cap companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Index or the S&P SmallCap 600® Index at the time of the Fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market cap companies for purposes of the Fund’s 80% investment policy. As of June 30, 2003, the Russell 2000® included companies with capitalizations up to $1.2 billion and the S&P SmallCap 600® included companies with capitalizations up to $2.96 billion. The market capitalizations of companies in each index change with market conditions and the composition of the Index.

Equity Securities — common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

Common Stock — securities representing shares of ownership of a corporation.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

Convertible Securities — fixed-income securities, such as bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

MERRILL LYNCH SMALL CAP GROWTH FUND AT A GLANCE

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

What are the Fund’s main investment strategies?

The Fund will, under normal circumstances, invest at least 80% of its assets in equity securities of small cap companies and invest at least 80% of its assets in securities or instruments of issuers located in the United States. In selecting securities, the Fund emphasizes those securities that Fund management believes have above average prospects for earnings growth. The Fund may also invest in securities that Fund management believes are undervalued. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Fund’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings prospects. A company’s stock is considered to be undervalued when its price is less than what Fund management believes it is worth. The Fund may purchase common stock, preferred stock, convertible securities and other instruments.

The Fund invests all of its assets in a Portfolio of Mercury Master Trust (the “Trust”) that has the same objective and strategies as the Fund. All investments will be made at the level of the Portfolio. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the underlying Portfolio in which it invests. For simplicity, this Prospectus uses the term “Fund” to include the underlying Portfolio in which the Fund invests.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because a stock market in which the Fund invests is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. Also, Fund management may select securities that underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.

MERRILL LYNCH SMALL CAP GROWTH FUND	3

The Fund invests primarily in small cap companies. Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a smaller number of key personnel. If a product fails, or if management changes, or if there are other adverse developments, the Fund’s investment in a small company may lose substantial value. The securities of small companies generally trade in lower volumes and are subject to greater and less predictable price changes than the securities of larger, more established companies. Investing in smaller companies requires a long term view.

Who should invest?

Investors should consider their own goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you:

•	Are investing with long-term goals

•	Want a professionally managed and diversified portfolio of small cap growth investments as a portion of your total investment portfolio

•	Are not looking for current income

•	Are prepared to receive taxable short-term capital gains

•	Want to invest in smaller capitalization companies and can accept the additional risk and volatility associated with stocks of these companies

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital growth

4	MERRILL LYNCH SMALL CAP GROWTH FUND

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each completed calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, the returns would be less than those shown. The table compares the average annual total returns of each class of the Fund’s shares with the Russell 2000® Growth Index, a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 20.75% (quarter ended March 31, 2000) and the lowest return for a quarter was -23.66% (quarter ended March 31, 2001). The year-to-date return as of June 30, 2003 was 16.65%.

MERRILL LYNCH SMALL CAP GROWTH FUND	5

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal federal individual tax rate in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2002)#	One Year	Life of Fund†

Merrill Lynch Small Cap Growth Fund — Class A Return Before Taxes*	-29.07%	-5.78%

Merrill Lynch Small Cap Growth Fund — Class B
Return Before Taxes*	-28.74%	-5.74%
Return After Taxes on Distributions*	-28.74%	-6.85%
Return After Taxes on Distributions and Sale of Fund Shares*	-17.64%	-4.83%

Merrill Lynch Small Cap Growth Fund — Class C Return Before Taxes*	-26.44%	-4.90%

Merrill Lynch Small Cap Growth Fund — Class I Return Before Taxes*	-28.89%	-5.55%

Russell 2000 Growth Index**	-30.26%	-13.18%††

Russell 2000 Index***	-20.48%	-6.77%††

#	Since the inception date for Class R shares was February 4, 2003, information for Class R shares is not included.
*	Includes all applicable fees and sales charges.
**	This unmanaged index is comprised of those securities in the Russell 2000 Index with a greater than average growth orientation. The Fund now uses the Russell 2000 Growth Index as its benchmark index rather than the Russell 2000 Index because the Russell 2000 Growth Index more accurately reflects the investment strategies of the Fund. Performance of the index does not reflect the deduction of fees, expenses and taxes. Past performance is not predictive of future performance.
***	This unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Performance of the index does not reflect the deduction of fees, expenses and taxes. Past performance is not predictive of future performance.
†	Inception date is October 29, 1999.
††	Since October 31, 1999.

6	MERRILL LYNCH SMALL CAP GROWTH FUND

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Administration Fee — fee paid to the Administrator for providing administration services to the Fund.

FEES AND EXPENSES

The Fund offers five different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class A	Class B(b)	Class C	Class I	Class R

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%(c)	None	None	5.25%(c)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	4.00%(c)	1.00%(c)	None(d)	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(e):

Management Fee(f)	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and/or Service (12b-1) Fees(g)	0.25%	1.00%	1.00%	None	0.50%

Other Expenses (including transfer agency fees)(h)	0.42%	0.45%	0.47%	0.42%	0.41%

Administration Fee(i)	0.20%	0.20%	0.20%	0.20%	0.20%

Total Other Expenses	0.62%	0.65%	0.67%	0.62%	0.61%

Total Annual Fund Operating Expenses	1.57%	2.35%	2.37%	1.32%	1.81%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class A shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The fees and expenses include the expenses of both the Fund and the Fund’s share of expenses of the Portfolio in which it invests.

(footnotes continued on next page)

MERRILL LYNCH SMALL CAP GROWTH FUND	7

(footnotes continued from previous page)

(f)	Paid by the Portfolio.
(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B, Class C shares or Class R shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(h)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.
(i)	Paid by the Fund.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$676	$995	$1,335	$2,294

Class B	$638	$1,033	$1,455	$2,499	*

Class C	$340	$739	$1,265	$2,706

Class I	$652	$921	$1,210	$2,032

Class R	$184	$569	$980	$2,127

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$676	$995	$1,335	$2,294

Class B	$238	$733	$1,255	$2,499	*

Class C	$240	$739	$1,265	$2,706

Class I	$652	$921	$1,210	$2,032

Class R	$184	$569	$980	$2,127

*	Assumes conversion to Class A shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.

8	MERRILL LYNCH SMALL CAP GROWTH FUND

Details About the Fund

HOW THE FUND INVESTS

The Fund’s investment objective is long-term capital growth.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objective.

In selecting securities, the Fund emphasizes those securities that Fund management believes have above average prospects for earnings growth. The Fund may also invest in securities that Fund management believes are undervalued.

The Fund will, under normal circumstances, invest at least 80% of its assets in equity securities of small cap companies and invest at least 80% of its assets in securities or instruments of issuers located in the United States. This is a non-fundamental policy of the Fund and may not be changed without 60 days prior notice to shareholders. The Fund will not sell a company’s securities solely because that company’s market capitalization rises above the Fund’s definition of small cap company. A company’s market capitalization may go up or down due to market fluctuations. Equity securities consist of:

•	Common Stock

•	Preferred Stock

•	Securities convertible into Common Stock

•	Derivative securities or instruments such as options (including warrants) and futures, the value of which is based on a common stock or group of common stocks

A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Fund’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings prospects. A company’s stock is considered to be undervalued when the stock’s current price is less than what Fund management believes a share of the company is worth. Fund management feels a company’s worth can be assessed by several factors, such as:

•	sales and earnings growth

•	quality of management

•	financial resources

•	product development

MERRILL LYNCH SMALL CAP GROWTH FUND	9

ABOUT THE INVESTMENT ADVISER

Fund Asset Management, L.P. is the Fund’s Investment Adviser.

ABOUT THE PORTFOLIO MANAGEMENT TEAM

The Fund is managed by the U.S. small cap team, which consists of investment professionals who are responsible for research and stock selection recommendations for the Fund. These investment professionals are also part of a larger U.S. investment team which exchanges research and discusses trends regarding U.S. industries. Ronald J. Zibelli, Jr. is the senior portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Zibelli is a Director of Merrill Lynch Investment Managers and has been a portfolio manager therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999. He has been the Fund’s senior portfolio manager since 2002.

•	overall business prospects

•	position to take advantage of new technologies or emerging industries

•	value of assets

A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

The Fund has no stated minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments. Frequent trading will increase the Fund’s commission costs, and may increase taxable dividends to Fund shareholders. The Fund does not consider potential tax consequences to Fund shareholders when it sells securities.

In addition to the main strategies discussed above, the Fund may use certain other investment strategies.

The Fund may invest in debt securities that are issued together with a particular equity security. The Fund may invest in derivatives to hedge (protect against price movements) or to enable it to reallocate its investments more quickly than it could by buying and selling the underlying securities. The derivatives that the Fund may use include futures, forwards, options, indexed and inverse securities and swaps. The Fund may also purchase securities in initial public offerings.

The Fund may invest in equity securities of companies of any market capitalization located outside the United States and of medium or large capitalization companies located in the United States. Normally, foreign investments will represent 10% or less of the Fund’s assets.

The Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The Fund will normally invest most of its assets as described above. The Fund may, however, invest in short-term instruments, such as money market securities and repurchase agreements for temporary emergency purposes, including to meet redemptions. The Fund may also invest, without limit, in short-term investments, including money market funds, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when

10	MERRILL LYNCH SMALL CAP GROWTH FUND

the Fund believes it is advisable to do so (on a temporary defensive basis). Short term investments and temporary defensive positions may limit the potential for growth in the value of your shares and may, therefore, limit the Fund’s ability to achieve its investment objective.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that the markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Small Cap Securities Investments — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap company may lose substantial value.

The securities of small cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock markets as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

MERRILL LYNCH SMALL CAP GROWTH FUND	11

Growth Investing Style Risk — The Fund follows an investment style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investment styles.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Initial Public Offering Risk — The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Foreign Security Risks — The Fund may invest in companies located in countries other than the United States. This may expose the Fund to risks associated with foreign investments.

•	The value of holdings traded outside the U.S. (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions.

•	These holdings may be adversely affected by foreign government action.

•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings.

Borrowing and Leverage — The use of borrowing can create leverage. Leverage increases the Fund’s exposure to risk by increasing its total investments. If the Fund borrows money to make more investments than it otherwise could or to meet redemptions, and the Fund’s investments go down in value, the Fund’s losses will be magnified. Borrowing will cost the Fund interest expense and other fees. Certain securities that the Fund buys may

12	MERRILL LYNCH SMALL CAP GROWTH FUND

create leverage, including, for example, futures contracts and options, indexed and inverse securities and swap transactions. Like borrowing, these investments may increase the Fund’s exposure to risk.

Derivatives — The Fund may use derivative instruments, including futures, forwards, options, indexed and inverse securities and swaps. Derivatives may allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

•	Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

•	Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

MERRILL LYNCH SMALL CAP GROWTH FUND	13

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and could be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or government securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

14	MERRILL LYNCH SMALL CAP GROWTH FUND

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Convertibles — Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Debt Securities — Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH SMALL CAP GROWTH FUND	15

Your Account

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers five classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class I shares, you generally pay a sales charge at the time of purchase. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B, Class C or Class R shares, you will invest the full amount of your purchase price. However you will be subject to a distribution fee of 0.75% for Class B and Class C shares, and 0.25% for Class R shares, and an account maintenance fee of 0.25% for all three classes of shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.

16	MERRILL LYNCH SMALL CAP GROWTH FUND

The table below summarizes key features of the Merrill Lynch SelectSM System.

	Class A	Class B	Class C	Class I	Class R

Availability	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Limited to certain investors including:

•Current Class I shareholders

•Certain Retirement Plans

•Participants in certain Merrill Lynch sponsored programs

•Certain affiliates of Merrill Lynch, selected securities dealers and other financial intermediaries

Available only to certain retirement plans.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)	No.

Account Maintenance and Distribution Fees?	0.25% Account Maintenance Fee. No Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	No.	0.25% Account Maintenance Fee. 0.25% Distribution Fee.

Conversion to Class A shares?	N/A	Yes, automatically after approximately eight years.	No.	No.	No.

MERRILL LYNCH SMALL CAP GROWTH FUND	17

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all qualifying shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all qualifying shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class A and Class I Shares — Initial Sales Charge Options

If you select Class A or Class I shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class I shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class I shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class I shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class I shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent

•	TMASM Managed Trusts

•	Certain Merrill Lynch investment or central asset accounts

•	Certain employer sponsored retirement or savings plans

•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

18	MERRILL LYNCH SMALL CAP GROWTH FUND

•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class I shares. Your financial advisor can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class I shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class A or Class I shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial advisor, selected securities dealer or other financial intermediary, or contact the Fund’s Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees may increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial advisor, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

MERRILL LYNCH SMALL CAP GROWTH FUND	19

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Merrill Lynch funds may not all have identical deferred sales charge schedules. If you exchange your shares for the shares of another Merrill Lynch fund, the higher charge, if any, will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and certain retirement plan rollovers

•	Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates, or in connection with involuntary termination of an account in which Fund shares are held

•	Withdrawals following shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate

•	Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

20	MERRILL LYNCH SMALL CAP GROWTH FUND

Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Merrill Lynch mutual funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight-year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held, withdrawals through the Systematic Withdrawal Plan, and redemption of Class C shares by certain retirement plans.

Class C shares do not offer a conversion privilege.

Class R Shares

Class R shares are available only to certain retirement plans. If you purchase Class R shares, you will not pay either an initial sales charge or a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R shares do not offer a conversion privilege.

MERRILL LYNCH SMALL CAP GROWTH FUND	21

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer and exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

22	MERRILL LYNCH SMALL CAP GROWTH FUND

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select Pricing table on page 16. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment

The minimum initial investment for the Fund is $1,000 for all accounts except:

$250 for certain Merrill Lynch fee-based programs

$100 for retirement plans

(The minimum for initial investments may be waived or reduced under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer, or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment programs, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

MERRILL LYNCH SMALL CAP GROWTH FUND	23

If You Want To	Your Choices	Information Important for You to Know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non- participating securities dealer or other financial intermediary	You must either: •Transfer your shares to an account with the Transfer Agent; or •Sell your shares, paying any applicable deferred sales charges.

Sell Your Shares	Have your financial advisor, selected securities dealer or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to the day’s close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

24	MERRILL LYNCH SMALL CAP GROWTH FUND

If You Want To	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA® or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus

You can exchange your Class A, Class B, Class C and Class I shares of the Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Class A, Class B, Class C, and Class I shares of the Fund are generally exchangeable for shares of the same class of another fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or Class I shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class I shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of the Fund will be exchanged for Class B shares of Summit Cash Reserves Fund.

To exercise the exchange privilege, contact your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

The Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading into and out of the Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject purchase orders, including exchanges, from market timers or investors that Fund management has determined are short-term or excessive or that will be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Merrill Lynch funds, and accounts under common ownership or control.

MERRILL LYNCH SMALL CAP GROWTH FUND	25

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B, Class C or Class R shares, and Class R shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class A, Class I and Class R shares will generally be higher than dividends paid on Class B and Class C shares because Class A, Class I and Class R shares have lower expenses.

FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

26	MERRILL LYNCH SMALL CAP GROWTH FUND

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute net investment income, if any, semi-annually and net realized capital gains, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates, depending on how long the Fund held the assets sold. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or taken in cash.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

MERRILL LYNCH SMALL CAP GROWTH FUND	27

‘‘BUYING A DIVIDEND’’

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

Recently enacted legislation reduces the tax rate on certain dividend income, including dividends received from some foreign corporations, and long-term capital gain. To the extent that the Fund’s distributions are derived from qualifying dividend income and long-term capital gain, such distributions will be eligible for taxation at a reduced rate.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

ELECTRONIC DELIVERY

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access the website http://www.icsdelivery.com/live/ and follow the instructions. When you visit the site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

28	MERRILL LYNCH SMALL CAP GROWTH FUND

Management of the Fund

FUND ASSET MANAGEMENT

Fund Asset Management, L.P. is the Trust’s Investment Adviser and manages the underlying Portfolio’s investments under the overall supervision of the Board of Trustees of the Mercury Master Trust. Since all of the Fund’s assets are invested in the corresponding Portfolio, investment advisory services are provided only at the Portfolio level and the Fund itself does not have an investment adviser. The Investment Adviser and its affiliates have the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Investment Managers International Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives.

For the fiscal year ended May 31, 2003, the Investment Adviser received a fee at the annual rate of 0.70% of the Portfolio’s average daily net assets.

Fund Asset Management, L.P. also provides administrative services to the Fund. The Fund pays Fund Asset Management, L.P. an administrative fee at the annual rate of 0.20% of the Fund’s average daily net assets.

The Investment Adviser was organized as an investment adviser in 1977 and, together with its affiliates, offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $464 billion in investment company and other portfolio assets under management as of August 2003.

MERRILL LYNCH SMALL CAP GROWTH FUND	29

MASTER/FEEDER STRUCTURE

The Fund is a “feeder” fund that invests all of its assets in a corresponding Portfolio of the Trust. Investors in the Fund will acquire an indirect interest in the corresponding Portfolio.

The Portfolio may accept investments from other feeder funds, and all the feeders of the Portfolio bear the Portfolio’s expenses in proportion to their assets. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master portfolio from different feeders may offset each other and produce a lower net cash flow.

However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the Portfolio on more attractive terms, or could experience better performance, than another feeder. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same Portfolio. Information about other feeders, if any, is available by calling 1-800-MER-FUND.

Whenever the Trust holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the master portfolio.

The Fund may withdraw from the Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

30	MERRILL LYNCH SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class A					Class B
Increase (Decrease) in Net Asset Value:	For the Year Ended May 31,			For the period October 29, 1999† to May 31, 2000		For the Year Ended May 31,			For the period October 29, 1999† to May 31, 2000
	2003	2002	2001			2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$9.58	$10.60	$13.12	$10.00		$9.42	$10.51	$13.06	$10.00

Investment loss — net	(.10 )#	(.13 )#	(.12 )#	(.07)		(.16 )#	(.20 )#	(.22 )#	(.12)

Realized and unrealized gain (loss) on investments from the Portfolio — net	(.34)	(.89)	(1.04)	3.19		(.34)	(.89)	(1.02)	3.18

Total from investment operations	(.44)	(1.02)	(1.16)	3.12		(.50)	(1.09)	(1.24)	3.06

Less distributions in excess of realized gain on investments from the Portfolio — net	—	—	(1.36)	—		—	—	(1.31)	—

Net asset value, end of period	$9.14	$9.58	$10.60	$13.12		$8.92	$9.42	$10.51	$13.06

Total Investment Return:**

Based on net asset value per share	(4.59%)	(9.62%)	(10.86%)	31.20	%‡	(5.31%)	(10.37%)	(11.50%)	30.60	%‡

Ratios to Average Net Assets:

Expenses††	1.57%	1.54%	1.45%	1.49	%*	2.35%	2.30%	2.22%	2.25	%*

Investment loss — net	(1.28%)	(1.22%)	(.99%)	(.83	%)*	(2.06%)	(1.98%)	(1.76%)	(1.62	%)*

Supplemental Data:

Net assets, end of period (in thousands)	$70,577	$59,574	$23,095	$28,396		$60,835	$85,096	$115,296	$128,607

Portfolio turnover rate of the Portfolio	76.45%	102.99%	136.05%	76.81%		76.45%	102.99%	136.05%	76.81%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Includes the Fund’s share of the Portfolio’s allocated expenses.
‡	Aggregate total investment return.
#	Based on average shares outstanding.

MERRILL LYNCH SMALL CAP GROWTH FUND	31

FINANCIAL HIGHLIGHTS (concluded)

	Class C					Class I					Class R
Increase (Decrease) in Net Asset Value:	For the Year Ended May 31,			For the period October 29, 1999† to May 31, 2000		For the Year Ended May 31,			For the period October 29, 1999† to May 31, 2000		For the period February 4, 2003† to May 31, 2003
	2003	2002	2001			2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$9.41	$10.50	$13.06	$10.00		$9.63	$10.63	$13.14	$10.00		$7.54

Investment loss — net	(.16 )#	(.20 )#	(.22 )#	(.11)		(.08 )#	(.10 )#	(.09 )#	(.04)		(.01)

Realized and unrealized gain (loss) on investments from the Portfolio — net	(.34)	(.89)	(1.03)	3.17		(.34)	(.90)	(1.04)	3.18		1.43

Total from investment operations	(.50)	(1.09)	(1.25)	3.06		(.42)	(1.00)	(1.13)	3.14		1.42

Less distributions in excess of realized gain on investments from the Portfolio — net	—	—	(1.31)	—		—	—	(1.38)	—		—

Net asset value, end of period	$8.91	$9.41	$10.50	$13.06		$9.21	$9.63	$10.63	$13.14		$8.96

Total Investment Return:**

Based on net asset value per share	(5.31%)	(10.38%)	(11.54%)	30.60	%‡	(4.36%)	(9.41%)	(10.62%)	31.40	%‡	18.83	%‡

Ratios to Average Net Assets:

Expenses††	2.37%	2.31%	2.23%	2.25	%*	1.32%	1.29%	1.20%	1.23	%*	1.81	%*

Investment loss — net	(2.07%)	(1.99%)	(1.77%)	(1.64	%)*	(1.03%)	(.97%)	(.74%)	(.63	%)*	(1.54	%)*

Supplemental Data:

Net assets, end of period (in thousands)	$34,195	$46,707	$64,601	$70,771		$57,886	$49,497	$28,301	$27,417		$—	†††

Portfolio turnover rate of the Portfolio	76.45%	102.99%	136.05%	76.81%		76.45%	102.99%	136.05%	76.81%		76.45%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Includes the Fund’s share of the Portfolio’s allocated expenses.
†††	Amount is less than $1,000.
‡	Aggregate total investment return.
#	Based on average shares outstanding.

32	MERRILL LYNCH SMALL CAP GROWTH FUND

MERRILL LYNCH SMALL CAP GROWTH FUND

For More Information

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary, or, write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Statement of Additional Information contains further information about the Fund. The portions of the Statement of Additional Information relating to the Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Fund. You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act File #811–08797.

Code #MF-19072-0903

©Fund Asset Management, L.P.

Prospectus

September 17, 2003

Merrill Lynch Small Cap

Growth Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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